Basis of Presentation	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation	Basis of Presentation
The accompanying Consolidated Financial Statements for the years ended December 31, 2021, 2020 and 2019 were prepared in conformity with U.S. GAAP. The Consolidated Financial Statements of the Company include the accounts of all of its subsidiaries. Subsidiaries are entities over which the Company has control, where control is defined as the power to govern financial and operating policies. Generally, the Company has a shareholding of more than 50% of the voting rights in its subsidiaries. The effect of potential voting rights that are currently exercisable is considered when assessing whether control exists. Subsidiaries are fully consolidated from the date control is transferred to the Company, and are de-consolidated from the date control ceases. Intercompany accounts and transactions have been eliminated in consolidation. The Employee Benefit Trust ("EBT") associated with the CPA Global Equity Plan was consolidated on October 1, 2020. The EBT held Clarivate shares that were recorded as treasury shares as they were legally issued but not outstanding. The EBT also holds cash that is classified as restricted cash on the Consolidated Balance Sheet. Additionally, certain reclassifications and revisions of prior period data have been made to conform to the current year's presentation.

During the third quarter of 2022, the Company realigned its reporting structure and changed the manner in which performance is assessed. The three operating and reportable segments created include A&G, LS&H, and IP.